EXHIBIT 99.2

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                                                                FINAL TRANSCRIPT


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   Conference Call Transcript

   CPWR - Q1 2008 Compuware Corporation Earnings Conference Call

   Event Date/Time: Jul. 26. 2007 / 5:00PM ET

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Jul. 26. 2007 / 5:00PM ET, CPWR - Q1 2008 Compuware Corporation Earnings
Conference Call
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CORPORATE PARTICIPANTS

Lisa Elkin
Compuware Corporation - VP, Communications & Investor Relations

Peter Karmanos
Compuware Corporation - Chairman, CEO

Ken Baldwin
Compuware Corporation - President, COO, Services

Bob Paul
Compuware Corporation - President, COO, Covisint Division

Laura Fournier
Compuware Corporation - SVP, CFO

CONFERENCE CALL PARTICIPANTS

Aaron Schwartz
JPMorgan - Analyst

PRESENTATION

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Operator

Hello, and welcome to the Compuware Corporation first quarter earnings release. At the request of Compuware, this conference is being recorded for instant replay purposes. At this time, I'd like to turn the conference over to Ms. Lisa Elkin, Vice President of Communications and Investor Relations for Compuware Corporation. Ms. Elkin, you may begin.

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Lisa Elkin  - Compuware Corporation - VP, Communications & Investor Relations

Thank you, very much, Doug, and good afternoon, ladies and gentlemen. With me this afternoon are Peter Karmanos Jr., Chairman and CEO; Laura Fournier, Senior Vice President and Chief Financial Officer; Bob Paul, President and Chief
Operating Officer of Covisint; Ken Baldwin, President and Chief Operating Officer of Services; and Andrew Hittle, Vice President of Business Transformation.

Certain statements made during this conference call that are not historical facts, including those regarding the Company's future plans, objectives and expected performance are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this conference call.

While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when is relying on such forward-looking information.

The Company does not undertake and expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

For those of you who do not have a copy, I will begin by summarizing the press release. Pete, Laura, Ken and Bob will then provide details about the quarter and other Compuware business activities. We will then open the call to your questions.

Compuware Corporation announced today final financial results for its first quarter ended June 30, 2007. Compuware reports first quarter revenues of $279.4 million, a net income of $189,000. Earnings per share, diluted computation, were break even based on 305.6 million shares outstanding. During the Company's first quarter, software license fees were $47.3 million, maintenance fees were $113.7 million, revenue from professional services in the quarter was $118.4 million.


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                                                                FINAL TRANSCRIPT
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Jul. 26. 2007 / 5:00PM ET, CPWR - Q1 2008 Compuware Corporation Earnings
Conference Call
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I would now like to turn the call over to Pete. Pete?

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Peter Karmanos - Compuware Corporation - Chairman, CEO

Thanks, Lisa. I'd like to begin by apologizing for this quarter's performance to all Compuware stakeholders. I'm particularly disappointed in the way the Company's performance fell short. It would have been more understandable if we were getting beat by competitors, if our pricing was out of market, or we had technically inferior or obsolete products. But, in fact, none of those things are true.

Customers who bought our products this quarter did so because of our superior technology and the rapid return on investment they received from it. They bought because of the tremendous value and world class support. They bought because we have great products in the right markets that meet critical business needs.

What this means is that the Company faces a serious sales execution problem. We have taken immediate steps to rectify that problem. Immediately following the quarter, Compuware made substantial changes to its sales management team. We had a worldwide sales leadership meeting where we reached a consensus on the nature of our problem and the model we will use to fix that problem.

The Company's products retained their tremendous growth potential. In fact, with proper execution we have a couple vertical marketplace offerings that I expect to grow rapidly in the coming quarters. We allowed ourselves to fall behind in effort and focus over the past 18 months and we will not do that again.

We have also spent time thoroughly evaluating the services business and I'm confident it will grow this year. I also have great expectations for Covisint's growth.

For the fiscal year, I am still targeting 5% to 10% revenue growth and $0.60 to $0.70 in EPS before restructuring costs. The Company is also negotiating significant lines of credit for its buyback, which will continue...stock buyback...which will continue into the foreseeable future.

Our cost cutting efforts continue. I fully expect to reduce operating costs by $90 million to $100 million on an annualized basis by the end of the fiscal year. Over the next few years, we plan to take another $100 million to $150 million more out of the cost of operations. While we will aggressively monitor costs and buy back stock, I will not hesitate to make technology investments where we can achieve a strong and short return.

As you may have gathered, I'm not at all happy with the start of our fiscal year. I remain encouraged by the strength and determination of Compuware's management team and its employees around the world. As a result, I fully expect to report much better results in the coming quarters. Ken?

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Ken Baldwin - Compuware Corporation - President, COO, Services

Thanks, Pete. Compuware's Professional Services organization got off to a solid start in fiscal year '08 by hitting 96% of our revenue target, and by increasing our contribution margin on a year-over-year basis. Our optimistic outlook for the remainder of the year is based on two factors. First, we continue to maintain a healthy pipeline of significant opportunities.

In fact, the number of opportunities we currently have represents the most we have seen over the past 12 months, not only in terms of total number of opportunities, but also in the revenue associated with those opportunities. And, second, we have right-sized our services sales force to align with our revenue targets.

We are also encouraged by the quality of the offerings we are bringing to market. For instance, our enterprise legacy modernization solution continues to generate substantial interest from prospective customers. We recently conducted a web cast in association with Gartner on enterprise legacy modernization which generated more than 200 leads to date.

We also continue to focus on margin expansion in the services business, and the 1.2% year-over-year margin growth we experienced this quarter is certainly a step in the right direction. As we continue to deliver more of our high value solutions such as enterprise legacy modernization, test factory and data privacy to name a few, both our revenue and utilization rates will increase, leading to greater margin expansion going forward.


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Jul. 26. 2007 / 5:00PM ET, CPWR - Q1 2008 Compuware Corporation Earnings
Conference Call
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All in all, based on the continuing strength of our pipeline and the operational changes we have made we remain optimistic about the fiscal year. Bob?

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Bob Paul  - Compuware Corporation - President, COO, Covisint Division

Thanks, Ken. Compuware Covisint's core competency of secure collaboration has placed it in the center of some compelling high growth IT trends.

First, to maintain competitive position automotive and manufacturing companies continue to expand their global footprint which demands worldwide collaborative IT platforms which Covisint is uniquely qualified to deliver. Second, in healthcare to deliver dramatic cost reductions and improvements in overall quality of care the healthcare industry continues to turn to interoperability. As this revolution in healthcare takes place, Covisint is emerging as a major participant and potential leader.

Third, competitive pressures continue to drive large businesses to share more extended enterprise information on the Internet. Covisint's newly launched security as a service will meet the resulting and rapidly growing demand for security and privacy of that information through the only identity and access management solution that is offered as a managed service.

Covisint offers its solutions for all these business challenges through a software as a service subscription model. This model results in a faster time to value and lower overall operating cost for our customers as the platform already exists and the cost is shared across the business community.

In Q1, Covisint seized on these trends and grew in all of its key markets with total revenue of $9.87 million. This figure represents an increase of 49.3% of the Q1 of last fiscal year. Covisint's revenue this quarter features a profit contribution of $630,000, and an under-contract backlog of $55 million. More importantly I expect that Covisint's number of newly signed contracts, combined with the growing sales forecast, will allow the organization to continue to increase revenue, increase contribution margin and increase backlog in future quarters.

Covisint's automotive business is growing with existing clients as those clients increase the number of business processes that we support. In addition, Covisint continues to add new automotive customers with more than a dozen new business contracts in North America and the particular interest for new deals in China.

In healthcare, Covisint grew in all four of its target customer areas, state government, payers, providers and physician groups. Additionally, our healthcare revenue forecast grew dramatically during this quarter giving me great optimism for this line of business in coming years. As healthcare interoperability is becoming more accepted, I am seeing the size and scope of these deals grow.

In the security area, Covisint has launched a new trusted identity broker service on the back of a successful project with the Department of Justice. We formally introduced this offering at a major analyst conference and the initial feedback has been extremely positive.

I look forward to sharing many successful return-on-investment case studies for this growing service in future quarters. Overall, I continue to have very strong expectations for Covisint this year. I will remain focused on applying the organization's single and powerful value proposition across our targeted industry sectors. Laura?

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Laura Fournier - Compuware Corporation - SVP, CFO

Thanks, Bob. As Pete discussed, the transformation of the business is going full speed. We are making tremendous progress toward meeting our objectives to cut costs and improve our overall operational execution. We feel extremely encouraged about the changes we are making and about the positive impact we believe these changes will have on our results for the second half of this year and beyond.

During the first quarter, Compuware purchased 4.81 million shares of Compuware stock for approximately $48 million. While our buyback activity for the first quarter was less aggressive compared to the last few quarters, I want to assure you that the Company remains committed to the buyback program. Going forward, we plan to continue to repurchase shares under the remaining authorization and will request additional authorization from the board when we need it. Currently, we have approximately $98 million remaining under our discretionary program and 26 million shares under our 10b5-1plan.


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Jul. 26. 2007 / 5:00PM ET, CPWR - Q1 2008 Compuware Corporation Earnings
Conference Call
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Operating  cash flow for the  quarter  came in  weaker  than  expected  at $37.8 million, due primarily to the weak quarter and severance payments associated with our business transformation activities. We expect the second quarter, which is normally a slower cash quarter to begin with, to also be lower than normal, as well. Due to the acceleration of the restructuring activities we now expect cash flow to be between $150 million and $175 million for fiscal 2008.

As Pete mentioned earlier, we will be finalizing the details for a new loan package to enable us to continue to buy back stock throughout the coming year. In the first quarter, our restructuring costs totaled approximately $19 million; $16 million charged directly to the restructuring line on the statement and $3 million reflected in the cost of license fees. We will continue to incur restructuring charges in the second quarter as our business transformation project continues.

At this time, based on our current plans, we are estimating an additional $11 million of these costs in the second quarter. However, this amount may increase as our restructuring activities progress.

As previously mentioned, our goal during this fiscal year is to streamline our operation to eliminate approximately $90 million to $100 million of costs on an annualized basis. The results of these restructuring activities will start to become more visible in the second quarter and readily apparent in Q3 and Q4.

One other item to note is that our effective tax rate for this quarter is 95%. Don't worry. This will not be the rate for the whole year. We had a $2 million adjustment to interest on our income tax receivable which was recognized this quarter. We continue to expect our effective tax rate to be approximately 35% for the fiscal year. Thank you, and I will now turn the call over to Lisa.

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Lisa Elkin - Compuware Corporation - VP, Communications & Investor Relations

Ladies and gentlemen, we will now be happy to take your questions.

QUESTION AND ANSWER

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Operator

(OPERATOR INSTRUCTIONS) And our first question today is from Aaron Schwartz with JPMorgan. Please go ahead.

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Aaron Schwartz - JPMorgan - Analyst

Good afternoon. I had a quick question on the margin structure of each of your business groups. I was wondering if you could provide a little more color on how you see the outlook for margins between the mainframe and distributive businesses just so we can get a little more comfort on the cash flow outlook?

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Laura Fournier  - Compuware Corporation - SVP, CFO

Well, as far as the margins for the business, we certainly expect with our restructuring activities to see positive increases there in the margins. The real impact on our cash this quarter, this year for that matter, is going to be the restructuring costs, which would include severance costs, legal costs, facilities, things like that that you would normally see as we downsize the operations. So it should have a positive impact. I can't really quantify that at this point.

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Aaron Schwartz  - JPMorgan - Analyst

Okay, and for modeling purposes, do you think the mainframe maintenance business can grow or at least sort of be flat for the year, or what are your assumptions there?


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Jul. 26. 2007 / 5:00PM ET, CPWR - Q1 2008 Compuware Corporation Earnings
Conference Call
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Peter Karmanos  - Compuware Corporation - Chairman, CEO

I can answer that. The mainframe maintenance business is very, very stable and we will have, overall maintenance will grow 1% or 2%, maybe 3%. If we actually started selling new licenses, maintenance would grow significantly and we plan to do that. But right now our plan, we are right on our plan for maintenance and it's going to grow about 2%.

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Aaron Schwartz - JPMorgan - Analyst

Okay. And last question I have is I know, and I apologize if you covered this, but I know you had talked about possibly taking on some debt to fund some of your repurchase activity going forward. Can you just update us with the latest thinking there?

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Laura Fournier - Compuware Corporation - SVP, CFO

We still plan to do that. We haven't had to use any of our line yet. We are putting in place now a new package that will increase our line. Currently, we have $100 million out there. We still have that. But we are planning to increase that, and probably, though, we will not need to use that until the third quarter.

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Aaron Schwartz - JPMorgan - Analyst

Okay. Thanks for taking my questions.

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Laura Fournier - Compuware Corporation - SVP, CFO

Thank you.

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Operator

Thank  you.  (OPERATOR  INSTRUCTIONS)  And  allowing a few  moments,  we have no additional questions. Ladies and gentlemen, we will now conclude the question-and-answer portion of today's conference call. I would like to turn the call back over to Lisa Elkin.

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Lisa Elkin - Compuware Corporation - VP, Communications & Investor Relations

At this time, ladies and gentlemen, we will adjourn this conference call. Thank you very much for your time and interest in Compuware .

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Operator

Ladies and gentlemen, today's conference call is being made available for replay starting today at 8:30 p.m. in the Eastern time zone and going for one week to Thursday, August 2. You can access our service by dialing 1-800-475-6701, or 320-365-3844, and at the voice prompt entering today's conference access code of 875887. And that does conclude our conference call for today. Thank you for your participation, and for using AT&T Executive Teleconference. You may now disconnect.


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                                                                FINAL TRANSCRIPT
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Jul. 26. 2007 / 5:00PM ET, CPWR - Q1 2008 Compuware Corporation Earnings
Conference Call
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